EXHIBIT 10.16

CONVERTIBLE PROMISSORY NOTE AND SECURED LOAN AGREEMENT
DATED MAY 10, 2010 - PRESLEY REED AND PATRICIA STACEY REED

THIS NOTE AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

SPICY PICKLE FRANCHISING, INC.
CONVERTIBLE PROMISSORY NOTE AND SECURED LOAN AGREEMENT
MAY 10, 2010

$2,000,000
Denver, Colorado

FOR VALUE RECEIVED, Spicy Pickle Franchising, Inc., a Colorado corporation (the “Company“), promises to pay to Presley and Patricia Stacey Reed (the “Holder“), or their registered assigns, the principal sum of Two Million and No/100’s Dollars (US$2,000,000.00), or the aggregate unpaid principal amount of all advances made by the Holder to the Company hereunder, whichever is less, together with interest from the date of this Convertible Promissory Note (this “Note”) on the unpaid principal balance as provided in Section 2 below. This Note evidences the Company's indebtedness under a revolving line of credit with the Holder. During the period from the date hereof until the Termination Date (as hereafter defined), the Holder shall make advances thereunder and the Company may borrow, repay and reborrow; provided, however, that the aggregate amount of all advances at any one time outstanding shall not exceed the face amount of this Note; and provided, further, that the Holder's obligation to make advances and the Company's right to borrow, repay and reborrow are subject to the terms, conditions and limitations contained in this Note.  All advances made by the Holder to the Company shall be evidenced by the books and records of the Holder which shall be conclusive, absent manifest error. The Company and the Holder acknowledge and agree that an initial advance of Five Hundred Thousand and No/100’s Dollars (US$500,000.00) shall be made upon execution and delivery of this Note (the “Initial Advance”). The following is a statement of the rights of the Holder and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

1. Maturity

If any advances are made during the period from the date hereof until May 1, 2013 (as such date may be extended, in writing from time to time, in the Holder's sole and absolute discretion, the “Maturity Date“), the outstanding principal balance of all advances hereunder plus accrued but unpaid interest thereon, and all other indebtedness under this Note, if not sooner paid, shall (subject to Section 3) be due and payable upon demand by the Holder at any time after the Maturity Date. Notwithstanding the foregoing, the entire unpaid principal sum of this Note, together with all accrued interest thereon, shall become immediately due and payable upon the occurrence of an Event of Default (as hereinafter defined).

2. Interest

2.1 Interest Rate
The outstanding principal of all advances hereunder will bear interest at the rate of Ten Percent (10%) per annum.

2.2 Interest Payments
Interest only on the outstanding principal of all advances shall be due and payable in arrears at the rate set forth above on a recurring three month basis, commencing on September 1, 2010, and continuing on the first day of the month of each and every three month period thereafter to and including May 1, 2013. Interest shall be computed on the basis of a Three Hundred Sixty-Five (365)-day year and actual days elapsed.

2.3 Reduction of Interest
If at any time, the rate of interest, together with all amounts which constitute interest and which are reserved, charged or taken by the Holder as compensation for fees, services or expenses incidental to the making, negotiating or collection of any advance evidenced hereby, shall be deemed by any competent court of law, governmental

Convertible Promissory Note and Secured Loan Agreement

agency or tribunal to exceed the maximum of rate of interest permitted to be charged by the Holder to the Company, then, during such time as such rate of interest would be deemed excessive, that portion of each sum paid attributable to that portion of such interest rate that exceeds the maximum rate of interest so permitted shall be deemed a voluntary prepayment of principal.

3. Conversion

3.1  Conversion upon First Equity Financing
From time to time, the Holder may convert any amount of the principal and accrued interest due on this Note into shares of the Company’s common stock, par value $0.001 (“Common Stock”) as set forth in this Section 3. In order to do so, the Holder must give the Company five days prior written notice detailing the amount to be converted.

3.2  Conversion Price
In the event of a conversion in accordance with Section 4(a) hereof, this Note shall be converted into that number of fully paid and nonassessable shares of Common Stock determined by dividing the amount of unpaid principal and interest then due under this Note designated for conversion by the Holder by the closing stock price of the Company’s stock as of the end of the day that this Note is executed (as adjusted for stock dividends, stock splits, reverse splits or recapitalizations occurring after the date hereof) (the “Conversion Price”).

3.3  Issuance of Securities on Conversion
As soon as practicable after receiving written notice of conversion from the Holder, the Company, at its expense, will cause to be issued in the name of and delivered to the Holder of this Note, a certificate or certificates representing the number of fully paid and nonassessable shares of Common Stock to which Holder shall be entitled on such conversion. No fractional shares will be issued on conversion of this Note. If Holder would otherwise be entitled to a fractional share, Holder shall receive a cash payment equal to the Conversion Price multiplied by the fractional share Holder would otherwise be entitled to receive.

3.4  Termination of Rights
If all amounts due under this Note are converted as provided for herein, then all rights with respect to this Note shall terminate upon the issuance of the final shares of Common Stock representing full payment of this Note, whether or not this Note has been surrendered. Notwithstanding the foregoing, the Holder agrees to surrender this Note to the Company for cancellation as soon as is practicable following conversion of this Note.

3.5  Warrant Coverage
For every two shares of common stock issued by the Company upon a conversion as contemplated herein, the Company shall issue to the Holder a warrant to purchase one share of Common Stock (the “Warrant”), in a form substantially similar to that attached as Exhibit A.  The initial exercise price of the Warrant shall be equal to 120% of the price per share of Common Stock calculated using the average volume weighted average price per share for the 10 trading days prior to the Holder’s election to convert.  The Warrant shall expire five years from the date of issuance.

4. Payment

All payments shall be made in lawful money of the United States of America at such place as the Holder hereof may from time to time designate in writing to the Company. Payment shall be credited first to the accrued interest then due and payable and the remainder applied to principal. The Company shall have the right to prepay this Note, in whole or in part, prior to the Maturity Date without penalty.

5. Events of Default

The occurrence of any of the following shall constitute an “Event of Default”  hereunder:

5.1  Failure to Pay
The Company shall fail to pay (i) any principal payment on the due date hereunder or (ii) any interest or other payment required pursuant to the terms hereof on the date due and such payment shall not have been made within 10 business days of Company's receipt of Holder's written notice to the Company of such failure to pay; or

Convertible Promissory Note and Secured Loan Agreement

5.2  Breaches of Covenants
The Company shall fail to observe or perform any obligation, condition or agreement contained herein (other than those covenants specified in Section 5.1 of this Note) and (i) such failure shall continue for 30 days after the Company’s receipt of holder’s written notice detailing said failure, or (ii) if such failure is not curable within such 30-day day period, but is reasonably capable of cure within 60 days, either (A) such failure shall continue for 60 days after the Company’s receipt of holder’s written notice detailing said failure or (B) Company shall not have commenced a cure in a manner reasonably satisfactory to Holder within the initial 15-day period after notice; or

5.3  Voluntary Bankruptcy or Insolvency Proceedings
The Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated in full or in part, (v) become insolvent (as such term may be defined or interpreted pursuant to any applicable statute), (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts pursuant to any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vii) take any action for the purpose of effecting any of the foregoing; or

5.4  Involuntary Bankruptcy or Insolvency Proceedings
Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof pursuant to any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within 60 days of commencement.

6. Rights of Holder upon Default

Upon the occurrence or existence of any Event of Default and at any time thereafter during the continuance of such Event of Default, Holder may, by written notice to the Company, declare all outstanding obligations payable by the Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, Holder may exercise any other right, power or remedy granted to it hereunder or pursuant to applicable law. The Company agrees to pay all taxes levied or assessed upon the outstanding principal against any holder of this Note and to pay all reasonable costs, including attorneys' fees, costs relating to the appraisal and/or valuation of assets and all other costs and expenses incurred in the collection, protection, defense, preservation, or enforcement of this Note or any endorsement of this Note or in any litigation arising out of the transactions of which this Note or any endorsement of this Note is a part.

7. Transfer and Assignment

The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Notwithstanding the foregoing, the Holder may not assign, pledge, or otherwise transfer this Note without the prior written consent of the Company, except for transfers to affiliates. Subject to the preceding sentence, this Note may be transferred only upon surrender of the original Note for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to the Holder. Thereupon, a new note for the same principal amount and interest will be issued to, and registered in the name of, the transferee. Interest and principal are payable only to the registered holder of this Note. Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of Holder except in connection with an assignment in whole to a successor corporation to the Company, provided that such successor corporation acquires all or substantially all of the Company's property and assets and Holder's rights hereunder are not impaired.

Convertible Promissory Note and Secured Loan Agreement

8. Governing Law

This Note and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Colorado, without giving effect to principles of conflicts of law.

9. Notices

Any notice required or permitted by this Note shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by a nationally-recognized delivery service (such as Federal Express or UPS), or 72 hours hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party's address as set forth below or as subsequently modified by written notice.

10. Amendments and Waivers

Any term of this Note may be amended or waived only with the written consent of the Company and the Holder. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon the Company, the Holder and each transferee of the Note.

11. Shareholders, Officers and Directors Not Liable

In no event shall any shareholder, officer or director of the Company be liable for any amounts due or payable pursuant to this Note.

12. Subordination

The Holder acknowledges by acceptance hereof that the Company has previously entered into three secured promissory notes along with three corresponding security agreements issued to ALT, LLC; ALT II, LLC; and ALT III, LLC (the “ALT Companies”), all on March 1, 2008, in conjunction with the Company’s purchase of assets from the ALT Companies via an asset purchase agreement of the same date.  The indebtedness and security interest herein may be subordinate to the security interest held by the ALT Companies.

13. Representations of Holder and Transfer Restrictions

Holder hereby represents and warrants to the Company with respect to the purchase of this Note and any Common Stock or Equity Securities of the Company issued upon conversion of (or with respect to) this Note (the “Note Shares“):

13.1 Binding Obligation
The Holder has full legal capacity, power and authority to execute and deliver this Note and to perform its obligations hereunder. This Note is a valid and binding obligation of the Holder, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

13.2 Investment and Accredited Investor
The Holder understands that the investment in the Note and the Note Shares is a speculative investment, and represents that it is aware of the business affairs and financial condition of the Company, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Note, and that it is purchasing the Note for investment for its own account only and not with a view to, or for resale in connection with, any “distribution“ within the meaning of the Securities Act of 1933, as amended (the “Securities Act“) or applicable state securities laws. Holder further represents that it understands that the Note and the Note Shares have not been registered under the Securities Act or applicable state securities laws by reason of specific exemptions therefrom, which exemptions depend upon, among other things, the bona fide nature of the Holder's investment intent as expressed herein. The Holder acknowledges and understands that the Note and the Note Shares must be held indefinitely unless subsequently registered under the Securities Act and qualified under applicable state securities laws or unless exemptions from such registration and qualification requirements are available, and that the Company

Convertible Promissory Note and Secured Loan Agreement

is under no obligation to register or qualify the Note or the Note Shares. The Holder is an accredited investor as such term is defined in Rule 501 of Regulation D promulgated pursuant to the Securities Act.

13.3 Access to Data
The Holder acknowledges that it has had an opportunity to discuss the Company's business, management and financial affairs with its officers and directors. The Holder understands that such discussions as well as any written information issued by the Company were intended to describe the aspects of the Company's business and prospects which it believes to be material but were not necessarily a thorough or exhaustive description.

13.4 Restrictions on Transferability
The Note and the Note Shares shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Section 13, which conditions are intended to ensure compliance with the provisions of the Securities Act. Each Investor will cause any proposed purchaser, assignee, transferee, or pledgee of the Note and the Note Shares held by the Investor to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Section 13. Prior to any proposed sale, assignment, transfer or pledge of this Note or the Note Shares (collectively the “Restricted Securities“), unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the Holder shall give written notice to the Company of the Holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accomplished at the Holder's expense by either (i) an unqualified written opinion of legal counsel who shall be, and whose legal opinion shall be, reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a “no action“ letter from the Securities and Exchange Commission (the “Commission“) to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the Holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the Holder to the Company. Each certificate evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to the Commission's Rule 144, an appropriate restrictive legend, except that such certificate shall not bear such restrictive legend if, in the opinion of counsel for the Holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act. The Note Shares shall be subject to the registration rights granted to the Holder under the terms of the Investor's Rights Agreement.

14. Treatment of Note

To the extent permitted by generally accepted accounting principles, the Company will treat, account and report the Note as debt and not equity for accounting purposes and with respect to any returns filed with federal, state or local tax authorities.

15. Advance Request

With the exception of the Initial Advance, the Company must notify the Holder of its intent to draw on an advance with not less than ten (10) days written notice.

16. Security Interest.

Subject to section 12 above, as security for this Note, the Company hereby grants Holder a security interest in all assets of the Company, including, without limitation, all goods, money, inventories, equipment, accounts, chattel paper and general intangibles, together with the products and proceeds thereof (the “Collateral“). In the event of any default in the payment of this promissory note, the Holder or its agent shall have and may exercise any and all remedies of a secured party under the Colorado Uniform Commercial Code, and any other remedies available at law or equity, with respect to the Collateral. The Company and Holder acknowledge and agree that this Note is one of a three promissory notes, including the convertible promissory note held by Presley Reed and the convertible promissory note held by Raymond BonAnno, both dated September 30, 2009, with an aggregate principal amount, including this note, of up to Two Million Eight Hundred Seventeen Thousand Two Hundred Forty-one and 68/100’s Dollars ($2,817,241.68), which are being or have been issued by the Company to raise capital pending improvement in the Company’s cash flow or the completion of a larger, overall financing (the “Bridge Notes“).  Notwithstanding

Convertible Promissory Note and Secured Loan Agreement

the foregoing and the provisions the Colorado Uniform Commercial Code, Holder and the Company agree that the security interest in the Collateral granted by the Company pursuant to this Note shall rank on a parity with the security interest in the Collateral granted by the Company pursuant to all Bridge Notes, including this Note.

17. Representations and Warranties of Holder

The Parties hereby represent and warrant to one another as follows:

17.1  Binding Obligation
The Company has full legal capacity, power and authority to execute and deliver this Note and to perform its obligations hereunder. The Note issued to the Holder is a valid and binding obligation of the Company, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

17.2  Investment and Accredited Holder
The Holder understands that the Note and the underlying shares of capital stock (collectively referred to as the “Securities“) are a speculative investment, and represents that it is aware of the business affairs and financial condition of the Company, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities, and that it is purchasing the Securities for investment for its own account only and not with a view to, or for resale in connection with, any “distribution“ within the meaning of the Securities Act of 1933, as amended (the “Securities Act“) or applicable state securities laws. Holder further represents that it understands that the Securities have not been registered under the Securities Act or applicable state securities laws by reason of specific exemptions therefrom, which exemptions depend upon, among other things, the bona fide nature of the Holder's investment intent as expressed herein. The Holder acknowledges and understands that the Securities must be held indefinitely unless subsequently registered under the Securities Act and qualified under applicable state securities laws or unless exemptions from such registration and qualification requirements are available, and that the Company is under no obligation to register or qualify the Securities. The Holder is an accredited Holder as such term is defined in Rule 501 of Regulation D promulgated pursuant to the Securities Act.

17.3  Access to Data
The Holder acknowledges that it has received and reviewed this Agreement and Exhibits hereto. The Holder has had an opportunity to discuss the Company's business, management and financial affairs with its officers and directors. The Holder understands that such discussions as well as any written information issued by the Company were intended to describe the aspects of the Company's business and prospects which it believes to be material but were not necessarily a thorough or exhaustive description.

[Signatures are on the following page.]

Convertible Promissory Note and Secured Loan Agreement

IN WITNESS WHEREOF, the Company has caused this Note to be issued as of the date first written above.

COMPANY:
Spicy Pickle Franchising, Inc.

By:  /s/ Mark Laramie
Name: Mark Laramie
Title: CEO

AGREED TO AND ACCEPTED:

HOLDER:
Presley Reed

/s/ Presley Reed
An individual

AND

HOLDER:
Patricia Stacey Reed

/s/ Patricia Stacey Reed
An individual

Convertible Promissory Note and Secured Loan Agreement

EXHIBIT A

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

COMMON STOCK PURCHASE WARRANT

SPICY PICKLE FRANCHISING, INC.

No: Convertible Note 2010 - ___

Warrant Shares: ________                                                                                     Initial Exercise Date:

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, Presley and Stacey Reed (the “Holder”) are entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the “Initial Exercise Date”) and on or prior to the close of business on the 5 year anniversary of the Initial Exercise Date (the “Termination Date”) but not thereafter, to subscribe for and purchase from Spicy Pickle Franchising, Inc., a Colorado corporation (the “Company”), up to _______ shares (the “Warrant Shares”) of Common Stock.  The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1.           Definitions.

“Board of Directors”      means the board of directors of the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed into.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Rule 144” means Rule 144 promulgated by the Securities and Exchange Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Trading Day” means a day on which the New York Stock Exchange is open for trading.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. or other reasonably reliable source (based on a Trading Day from 9:30 a.m. (New York City time) to 4:00 p.m. (New York City time); (b)  if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company.

Section 2.      Exercise.

a)  Exercise of Warrant.  Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company); and, within three (3) Trading Days of the date said Notice of Exercise is delivered to the Company, the Company shall have received  payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier’s check drawn on a United States bank.  Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date the final Notice of Exercise is delivered to the Company.  Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased.  The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases.  The Company shall deliver any objection to any Notice of Exercise Form within 2 Business Days of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b)  Exercise Price.  The exercise price per share of the Common Stock under this Warrant shall be $_____, subject to adjustment hereunder (the “Exercise Price”).

c)  Cashless Exercise.  If at any time after the completion of the applicable holding period required by Rule 144, or any successor provision then in effect, there is no effective registration statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Holder, then this Warrant may also be exercised at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = the VWAP on the Trading Day immediately preceding the date of such election;

(B) = the Exercise Price of this Warrant, as adjusted; and

(X) = the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

d)  Mechanics of Exercise.

i.  Delivery of Certificates Upon Exercise.  Certificates for shares purchased hereunder shall be transmitted by the transfer agent of the Company to the Holder by crediting the account of the Holder’s prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission (“DWAC”) system if the Company is a participant in such system and there is an effective registration statement permitting the resale of the Warrant Shares by the Holder, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise within 3 Trading Days from the delivery to the Company of the Notice of Exercise Form, surrender of this Warrant (if required) and payment of the aggregate Exercise Price as set forth above (“Warrant Share Delivery Date”).  This Warrant shall be deemed to have been exercised on the date the Exercise Price is received by the Company.  The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price (or by cashless exercise, if permitted) and all taxes required to be paid by the Holder, if any, pursuant to Section 2(d)(v) prior to the issuance of such shares, have been paid.

ii.  Delivery of New Warrants Upon Exercise.  If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to such Holder a new Warrant evidencing the rights of such Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii.  Rescission Rights.  If the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

iv.  No Fractional Shares or Scrip.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.  As to any fraction of a share which a Holder would otherwise be entitled to purchase upon such exercise, the Company shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

v.  Charges, Taxes and Expenses.  Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

vi.  Closing of Books.  The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

Section 3.      Certain Adjustments.

a)  Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (B) subdivides outstanding shares of Common Stock into a larger number of shares, (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged.  Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b)  Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets.  In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (“Other Property”), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder shall have the right thereafter to receive, at the option of the Holder, (a) upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event or (b) cash equal to the value of this Warrant as determined in accordance with the Black-Scholes option pricing formula.  In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of Warrant Shares for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 3(b).  For purposes of this Section 3(b), “common stock of the successor or acquiring corporation” shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock.  The foregoing provisions of this Section 3(b) shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

c)  Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of

Common Stock (excluding treasury shares, if any) issued and outstanding.

d)  Voluntary Adjustment By Company. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

e)  Notice to Holder.

i.  Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly mail to the Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii.  Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.  The Holder is entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice.

Section 4.             Transfer of Warrant.

a)  Transferability.  Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer.  Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled.  A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b)  New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney.  Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the Initial Exercise Date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c)  Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time.  The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

d)  Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant, provide, at their cost, to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Warrants under the Securities Act and under applicable state securities or blue sky laws.  As a condition of transfer, any such transferee shall agree in writing to be bound by the same terms as the Holder with relation to the Warrants being transferred.  Upon a cashless exercise of the Warrants, the holding period for purpose of Rule 144 shall tack back to the original date issuance of such Warrants.

Section 5.         Miscellaneous.

a)  No Rights as Shareholder Until Exercise.  This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i).

b)  Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c)  Saturdays, Sundays, Holidays, etc.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

d)  Authorized Shares.

The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant.  The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant.  The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the

Common Stock may be listed.  The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except as and to the extent waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment.  Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e)  Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of Colorado, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Warrant (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of Denver.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Denver for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an  inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address as provided on the signatory page (or as altered by the parties from time to time in writing) and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.  If either party shall commence an action or proceeding to enforce any provisions of this Warrant, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

f)  Restrictions.  The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

g)  Nonwaiver and Expenses.  No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination

Date.  If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h)  Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as set forth on the signature pages attached hereto.

i)  Limitation of Liability.  No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j)  Remedies.  Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant.  The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k)  Successors and Assigns.  Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder.  The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

l)  Amendment.  This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

m)  Severability.  Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n)  Headings.  The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

SPICY PICKLE FRANCHISING, INC.

By:
Name: Mark Laramie
Title: CEO

NOTICE OF EXERCISE

TO:           SPICY PICKLE FRANCHISING, INC.

(1)  The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2)  Payment shall take the form of (check applicable box):

[  ]  in lawful money of the United States; or

[  ] [if permitted] the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3)  Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number or by physical delivery of a certificate to:

_______________________________

_______________________________

_______________________________

(4)    Accredited Investor.  The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity: ________________________________________________________________________
Signature of Authorized Signatory of Investing Entity: _________________________________________________
Name of Authorized Signatory: ___________________________________________________________________
Title of Authorized Signatory: ____________________________________________________________________
Date: ________________________________________________________________________________________

ASSIGNMENT FORM

(To assign the foregoing warrant, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, [____] all of or [_______] shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_______________________________________________________________.

_______________________________________________________________

Dated:  ______________, _______

Holder’s Signature:                                        _____________________________

Holder’s Address:                                           _____________________________

                             _____________________________

Signature Guaranteed:  ___________________________________________

NOTE:  The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.